March 1, 2023

Global X MSCI Vietnam ETF

NYSE Arca: VNAM

2023 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxetfs.com/funds/vnam. You can also get this information at no cost by calling 1-888-493-8631 or by sending an e-mail request to info@globalxetfs.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2023, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

As permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Fund’s website (www.globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary. You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

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Global X MSCI Vietnam ETF

Ticker: VNAM Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Global X MSCI Vietnam ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Vietnam IMI Select 25/50 Index ("Underlying Index").

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares (“Shares”) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. From the Fund's commencement of operations on December 7, 2021 to the end of the most recent fiscal period, the Fund's portfolio turnover rate was 78.28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the MSCI Vietnam IMI Select 25/50 Index (the “Underlying Index”) (typically denominated in local currency) and in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund may invest in ADRs and GDRs when the Fund’s portfolio managers determine doing so to be advantageous versus investing directly in the securities of the Underlying Index. For example, ADRs or GDRs may at times have more liquidity than locally denominated securities, may in certain circumstances be more cost effective than investing in locally denominated securities and/or may be used where there are prohibitions on investment in locally denominated securities. The Fund also invests at least 80% of its total assets in securities of companies that are economically tied to Vietnam. The Fund's 80% investment policies are non-fundamental and require 60 days prior written notice to shareholders before they can be changed.

The Underlying Index is designed to represent the performance of the broad Vietnam equity universe, while including a minimum number of constituents, as defined by MSCI, Inc. ("MSCI"), the provider of the Underlying Index ("Index Provider"). The broad Vietnam equity universe includes securities that are classified in Vietnam according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Vietnam and carry out the majority of their operations in Vietnam, as determined solely by the Index Provider. The country classification of a company is generally determined by the Index Provider using the company’s country of incorporation and the primary listing of its securities. The Index Provider will classify a company in the country of incorporation if its securities

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have a primary listing in that country. In such cases where a company’s securities have a primary listing outside of the country of incorporation, additional criteria such as the location of the company’s headquarters and the geographic distribution of its operations (e.g. assets and revenues), management, and shareholder base are considered by the Index Provider for classification purposes. The Underlying Index follows a rules-based methodology that is designed to select all securities that satisfy the above criteria and which have a market capitalization greater than or equal to the 99th percentile of listed developed market securities, have an annual traded value ratio (a measure of liquidity calculated by the Index Provider) greater than or equal to 15%, and have traded on greater than or equal to 50% of trading days over the past twelve months.

The Underlying Index is weighted according to each component's free-float adjusted market capitalization. Free-float adjusted market capitalization measures a company’s market capitalization discounted by the percentage of its shares readily available to be traded by the general public in the open market (“free float”). In addition, a liquidity discount factor based on the security’s annual traded value ratio (“ATVR”) is applied. ATVR is a liquidity metric calculated by the Index Provider. The liquidity discount factor is applied to each company’s free float market capitalization for the purposes of calculating the allocated index weight to each constituent, such that the allocated index weight is lower for less liquid securities (and higher for more liquid securities) than it would otherwise be. The weights are further modified for diversification purposes, so that, as of the rebalance date, no group entity (defined by the Index Provider as companies that are jointly controlled by a single parent company) constitutes more than 25% of the Underlying Index and so that, in the aggregate, the individual group entities that would represent more than 5% of the Underlying Index represent no more than 50% of the Underlying Index ("25/50 Cap"). The Underlying Index and the Fund are reconstituted and re-weighted quarterly. The Underlying Index may include large-, mid- and small-capitalization companies, and components primarily include real estate companies. As of December 31, 2022, the Underlying Index had 62 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of, and unaffiliated with, the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2022, the Underlying Index was concentrated in the real estate management and development industry and had significant exposure to the real estate sector. As of December 31, 2022, the constituents of the Underlying Index that are categorized as being part of the real estate management and development industry include companies that are involved in the construction and development of apartments, shopping malls, hotels, office buildings, trade centers, retail complexes and other commercial properties. In addition, these companies may be involved in property management, brokerage and leasing services. The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of its affiliates. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds section of this Prospectus and in the Statement of Additional Information (“SAI”). The order of the below risk factors does not indicate the significance of any particular risk factor.

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Asset Class Risk: Securities and other assets in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets, a particular securities market or other asset classes.

Depositary Receipts Risk: The Fund may invest in depositary receipts, such as ADRs and GDRs.  Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies. For additional details on these risks, please see Foreign Securities Risk.  Moreover, depositary receipts may not track the price of the underlying foreign securities on which they are based.  A holder of depositary receipts may also be subject to fees and the credit risk of the financial institution acting as depositary.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment.

Mid-Capitalization Companies Risk: Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Companies Risk: Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Micro-Capitalization Companies Risk: Stock prices of micro-cap companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies, and their earnings and revenues tend to be less predictable (and some companies may experience significant losses). Microcap stocks may also be thinly traded, making it difficult for the Fund to buy and sell them.

Cash Transaction Risk: Unlike most exchange-traded funds ("ETFs"), the Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Vietnam's currency depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund's NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Custody Risk: The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund's custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Focus Risk: To the extent that the Underlying Index focuses in investments related to a particular industry or group of industries, the Fund will also focus its investments to approximately the same extent. Similarly, if the Underlying Index has significant exposure to one or more sectors, the Fund’s investments will likely have significant exposure to such sectors. In such event, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

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Risks Related to Investing in the Real Estate Management and Development Industry: Companies in the real estate management and development industry are typically impacted by general global economic conditions, including include short-term and long-term interest rates, inflation, fluctuations in debt and equity capital markets, levels of unemployment, consumer confidence and the general condition of the U.S. and the global economy. Such companies may also often be concentrated in certain geographic markets, and any disruptions in those real estate markets could harm the company’s business.

Risks Related to Investing in the Real Estate Sector: The real estate sector includes real estate companies focused on commercial and residential real estate development, sales, operations, and services, as well as real estate investment trusts (“REITs”). Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Foreign Securities Risk: The Fund may invest, within U.S. regulations, in foreign securities. The Fund's investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Where all or a portion of the Fund's underlying securities trade in a market that is closed when the market in which the Fund's shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Geographic Risk: A natural, biological or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region or in a region economically tied to the affected region. The securities in which the Fund invests and, consequently, the Fund are also subject to specific risks as a result of their business operations, including, but not limited to:

Risk of Investing in Frontier and Standalone Markets: Standalone markets are those that do not meet the criteria for classification as frontier markets or emerging markets. Because standalone countries often face highly unique circumstances that range from war to liquidity issues, investors should carefully assess each market and determine the reason for standalone classification prior to making any investment. In some cases, standalone markets may be subject to significant sanctions by the international community and may abruptly lose foreign investors as a result. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging market. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuations and greater risk associated with custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets and developed markets. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging markets countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in standalone and frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund's Shares to decline.

Risk of Investing in Vietnam: Vietnamese companies face risks associated with expropriation and/or nationalization of assets (including property and real estate), restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The Vietnamese government may exercise substantial influence over many aspects of the private sector, and may own or control certain companies therein. Accordingly, government actions could have a significant effect on economic conditions in the country, and on market conditions, prices and yields of securities in the Fund’s portfolio. Vietnam is dependent on trading relationships with certain key trading partners, including the United States, China and Japan, and as a result may be adversely affected if demand for Vietnam’s exports in those nations decline. Vietnam has become a manufacturing hub an important component of the global supply chains for many different industries, in some cases benefiting from the changing economic and political climate in other regional manufacturing hubs such as China. If this trend slows or reverses, Vietnamese companies across all industries would be adversely

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impacted. The Vietnamese government has undertaken reform of economic and market practices in recent years, but issues such as foreign ownership limits and lack of in-kind transfers remain. If deterioration occurs in Vietnam’s balance of payments, it could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in Vietnam may require the Fund to adopt special procedures, or seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Vietnam may levy withholding or other taxes on dividend and interest income received by the Fund. Although in some portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the Fund’s investments. The currencies of frontier markets, such as Vietnam, may be subject to more significant fluctuations greater likelihood for speculation than the currencies of more developed markets. The economy of Vietnam is less developed and less correlated to global economic cycles than those of its more developed counterparts and its markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund Shares. Vietnam may be underprepared for global health crises. For example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks. These factors make investing in Vietnam significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline.

International Closed Market Trading Risk: To the extent that the underlying investments held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds ("ETFs").

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company's securities to decline.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. If the securities held by the Fund experience poor liquidity, the Fund may be unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions from Authorized Participants, which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and trading of its Shares. For example, at the start of 2023, central banks had already increased interest rates at the fastest rate on record, and it is unknown how long this trend will continue and when inflation will return to target levels. This increases the risk that monetary policy may provide less support should economic growth slow. Additionally, China’s shift away from a zero-COVID policy creates both opportunities and risks, causing uncertainty for global economic growth. Market risk factors may result in increased volatility and/or decreased liquidity in the securities markets. The Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 ("1940 Act"). As a result, the Fund is subject to the risk that it may be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the

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Adviser, and the Fund's other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Passive Investment Risk: The Fund is not actively managed, and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not seek to outperform its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Additionally, if a constituent of the Underlying Index were removed, even outside of a regular rebalance of the Underlying Index, the Adviser anticipates that the Fund would sell such security. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Index-Related Risk: There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Management Risk: The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. The Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.

Tracking Error Risk: Tracking error may occur because of differences between the instruments held in the Fund's portfolio and those included in the Underlying Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, size of the Fund, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. ETFs that track indices with significant weight in emerging markets issuers may experience higher tracking error than other ETFs that do not track such indices.

Reliance on Trading Partners Risk: Economies in emerging and frontier market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. Through its portfolio companies' trading partners, the Fund is specifically exposed to African Economic Risk, European Economic Risk and North American Economic Risk.

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants and engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, such as in times of market stress, Shares may be more likely to trade at a premium or discount to NAV and/or at wider intraday bid-ask spreads, and possibly face trading halts and/or delisting from an exchange. Authorized Participants Concentration Risk may be heightened because the Fund invests in non-U.S. securities.

Large Shareholder Risk: Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Board of Trustees may determine to liquidate the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Listing Standards Risk: The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

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Market Trading Risks and Premium/Discount Risks: Shares of the Fund are publicly traded on a national securities exchange, which may subject shareholders to numerous market trading risks. In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares, as well as disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of assets in the Fund or an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates, in some cases materially, throughout trading hours in response to changes in the Fund’s NAV.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology (such as during trading halts). The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with the Fund's benchmark index and a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxetfs.com.

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Annual Total Returns (Years Ended December 31)

Best Quarter:	3/31/2022	-5.43%
Worst Quarter:	6/30/2022	-24.32%

Average Annual Total Returns (for the Periods Ended December 31, 2022)

	One Year Ended December 31, 2022	Since Inception (12/07/2021)
Global X MSCI Vietnam ETF:
·Return before taxes	-44.24%	-39.86%
·Return after taxes on distributions[1]	-44.46%	-40.11%
·Return after taxes on distributions and sale of Fund Shares[1]	-26.18%	-30.33%
MSCI Vietnam IMI Select 25-50 Index (Index returns reflects invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-43.90%	-39.51%
MSCI Emerging Markets Index (Net) (Index returns reflects invested dividends net of withholding taxes, but reflect no deduction for fees, expenses, or other taxes)	-20.09%	-19.06%
1     After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

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Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Nam To, CFA; Wayne Xie; Kimberly Chan; Vanessa Yang; and Sandy Lu, CFA (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan and Ms. Yang have been Portfolio Managers of the Fund since the Fund's inception. Mr. Lu has been a Portfolio Manager of the Fund since March 2022.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are or will be listed and traded at market prices on a national securities exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only "Authorized Participants" (as defined in the SAI) who have entered into agreements with the Fund's distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks called "Creation Units". The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies any day that the national securities exchanges are open for business (“Business Day”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). To access information regarding the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, please go to www.globalxetfs.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

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